Exhibit 99.1

PRESS RELEASE	Coherent Corp. 375 Saxonburg Boulevard Saxonburg, PA 16056-9499

Coherent Corp. Reports Fiscal 2023 Second Quarter Results

•	Record Revenue of $1.37 billion, Grew 70% Year-Over-Year

•	Organic Revenue Growth of 23% Year-Over-Year

•	Backlog of $2.9 billion, Grew 68% Year-Over-Year

•	GAAP EPS of $(0.58)

•	Non-GAAP EPS of $0.95

PITTSBURGH, February 8, 2023 (GLOBE NEWSWIRE) — Coherent Corp. (Nasdaq:COHR) (“Coherent,” “We” or the “Company”) today reported results for its fiscal 2023 second quarter ended December 31, 2022.

“Our second quarter of FY23 continued the great start to our new chapter as Coherent Corp. We achieved record quarterly revenue of $1.37 billion, growing 70% year-over-year and 23% organically, despite lingering challenges in the supply chain, by solid contributions from all three of our business Segments - Materials, Networking, and Lasers. We retired $133M of debt during the quarter,” said Dr. Vincent D. Mattera, Jr., Chair and CEO.

“We have developed a clear leadership position in the Communications Market with strong performances this quarter from both our revenue in the Telecom and Datacom markets. Among the many highlights of the quarter were our continued share gains in the rapidly growing high-speed transceiver module marketplace. In our Silicon Carbide materials business, we continue to gain traction as we scale up capacity and accelerate throughput. We remain bullish about our long-term prospects as a market leader.

GAAP diluted EPS in the quarter was a loss of $(0.58) and Non-GAAP diluted EPS was $0.95 in the quarter. We delivered solid earnings due to our relentless dedication to execution excellence including delivering share gains, focusing intensely on cost control, thoughtfully increasing prices, delivering improved operating efficiencies and on-time launches of industry leading new products.”

Dr. Mattera continued, “Our integration activities are progressing very well with increasing momentum and achievements. I am pleased with how our now combined teams are working together. We have already achieved $30 million synergies on an annualized basis, nearly half of our projected $65 million this year.

We are aware of potential deceleration in the world economies and in some pockets of our end markets in the second half of our fiscal year. However, our diversification, the strength of our backlog, our product portfolio prospects, and a great team give us confidence in delivering a strong FY 23”.

coherent.com | T. 724.352.4455	Page 1

PRESS RELEASE	Coherent Corp. 375 Saxonburg Boulevard Saxonburg, PA 16056-9499

Table 1

Financial Metrics

$ Millions, except per share amounts and %

(Unaudited)

	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2022	2022	2021	2022	2021
Revenues	$1,370.3	$1,344.6	$806.8	$2,714.9	$1,601.9
GAAP Gross Profit	$411.2	$443.6	$311.2	$854.8	$617.8
Non-GAAP Gross Profit (2)	$545.9	$542.2	$324.8	$1,088.1	$642.4
GAAP Operating Income (1)	$8.2	$42.5	$98.2	$50.7	$193.3
Non-GAAP Operating Income (2)	$277.8	$286.4	$159.2	$564.2	$309.6
GAAP Net Earnings (Loss)	$(45.1)	$(38.7)	$67.7	$(83.8)	$142.1
Non-GAAP Net Earnings (2)	$171.4	$183.6	$124.1	$355.0	$241.8
GAAP Diluted Earnings (Loss) Per Share	$(0.58)	$(0.56)	$0.44	$(1.14)	$0.94
Non-GAAP Diluted Earnings Per Share (2)	$0.95	$1.04	$0.92	$1.99	$1.78
Other Selected Financial Metrics
GAAP gross margin	30.0%	33.0%	38.6%	31.5%	38.6%
Non-GAAP gross margin (2)	39.8%	40.3%	40.3%	40.1%	40.1%
GAAP operating margin	0.6%	3.2%	12.2%	1.9%	12.1%
Non-GAAP operating margin (2)	20.3%	21.3%	19.7%	20.8%	19.3%
GAAP return on sales	(3.3)%	(2.9)%	8.4%	-3.1%	8.9%
Non-GAAP return on sales (2)	12.5%	13.7%	15.4%	13.1%	15.1%

(1)	GAAP operating income (loss) is defined as earnings before income taxes, interest expense and other expense or income, net.
(2)

All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, restructuring, integration and transaction expenses, and start-up costs related to the start-up of new devices for new customer applications. See Table 4 for the Reconciliation of GAAP measures to non-GAAP measures

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PRESS RELEASE	Coherent Corp. 375 Saxonburg Boulevard Saxonburg, PA 16056-9499

Outlook

The outlook for the third fiscal quarter ending March 31, 2023 is revenue of $1,320 million to $1,370 million and earnings per diluted share on a non-GAAP basis of $0.75 to $0.90. This is at today’s exchange rate and today’s estimated tax rate of 19%. Both of these are subject to variability. For the non-GAAP earnings per share, we added back to the GAAP earnings pre-tax amounts of $95 million in amortization, $30 million in share-based compensation, and $15-$20 million in transaction, integration and restructuring. Refer to Table 8 for the share count range for the aforementioned outlook. Non-GAAP adjustments are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future.

The Company also expects full year revenue between $5,350 to $5,500 million, at today’s exchange rate.

Conference Call & Webcast Information

The Company will host a conference call at 9:00 a.m. Eastern Time on Wednesday, February 8, 2023 to discuss these results. Individuals wishing to participate in the webcast can access the event at the Company’s web site by visiting https://www.coherent.com/company/investor-relations/financial-webcasts or via this link. Equity analysts and others who wish to participate in the question-and-answer session of the conference call can pre-register at this link to receive dial-in numbers and a unique PIN.

The call will be recorded, and a replay will be available to interested parties who are unable to attend the live event. This service will be available on the company’s website beginning February 8, 2023, at 4:00 p.m. ET.

Additional Information and Where to Find It

In connection with the conference call described above, the Company intends to post an investor presentation on the Company’s web site at https://www.coherent.com/company/investor-relations/investor-presentations on or about February 8, 2023. We also from time to time may post important information for investors on our web site at https://www.coherent.com/company/investor-relations. We intend to use our web site as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should review the “Investor Relations” page of our web site referenced above, in addition to following the Company’s press releases, SEC filings and public conference calls, presentations and webcasts. Investors and security holders are able to obtain free copies of these documents through the Company’s web site referenced above. Copies of the documents filed by the Company with the SEC may be obtained free of charge on the Company’s web site at https://www.coherent.com/company/investor-relations/sec-filings. The information contained on, or that may be accessed through, the Company’s web site is not incorporated by reference into, and is not part of, this release.

About Coherent Corp.

Coherent Corp. (“Coherent”, the “Company,” “we,” “us” or “our”), a global leader in materials, networking and lasers, is a vertically integrated manufacturing company that develops, manufactures and markets engineered materials, optoelectronic components and devices, and lasers for use in industrial materials processing, optical communications, aerospace and defense, consumer electronics, semiconductor capital equipment, medical diagnostics and life sciences, automotive applications, machine tools, consumer goods and medical device manufacturing. Headquartered in Saxonburg, Pennsylvania, Coherent has research and development, manufacturing, sales, service, and distribution facilities worldwide. Coherent produces a wide variety of lasers, along with application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to enable its customers. For more information, please visit us at coherent.com.

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PRESS RELEASE	Coherent Corp. 375 Saxonburg Boulevard Saxonburg, PA 16056-9499

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations, including with respect to our expectations for our future financial and operational results and our anticipated repayment of indebtedness, that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this press release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and additional risk factors that may be identified from time to time in filings of the Company; (iii) the substantial indebtedness the Company incurred in connection with its acquisition of Coherent, Inc. (the “Transaction”), the need to generate sufficient cash flows to service and repay such debt and the Company’s ability to generate sufficient funds to meet its anticipated debt reduction goals; (iv) the possibility that the Company may not be able to continue its integration progress on, or otherwise be able to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and ultimately to successfully fully integrate the operations of Coherent, Inc. (“Coherent”) with those of the Company; (v) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (vi) any unexpected costs, charges or expenses resulting from the Transaction; (vii) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (viii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction; (ix) the ability of the Company to retain and hire key employees; (x) the purchasing patterns of customers and end users; (xi) the timely release of new products, and acceptance of such new products by the market; (xii) the introduction of new products by competitors and other competitive responses; (xiii) the Company’s ability to assimilate other recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiv) the Company’s ability to devise and execute strategies to respond to market conditions; (xv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xvi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xvii) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

Use of Non-GAAP Financial Measures

The Company has disclosed financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company’s management uses these measurements as an aid in monitoring the Company’s on-going financial performance. The non-GAAP net earnings, the non-GAAP earnings per share, the non-GAAP operating income, the non-GAAP gross profit, the non-GAAP internal research and development, the non-GAAP selling, general and administration, the non-GAAP interest and other (income) expense, and the non-GAAP income tax (benefit), measure earnings and operating income (loss), respectively, excluding non-recurring or unusual items that are considered by management to be outside the Company’s standard operation and excluding certain non-cash items. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in measuring the profitability between companies within the industry by reflecting operating results of the Company

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PRESS RELEASE	Coherent Corp. 375 Saxonburg Boulevard Saxonburg, PA 16056-9499

excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance whether (i) items excluded from the non-GAAP financial measures will occur in the future or (ii) there will be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

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Coherent Corp. and Subsidiaries

Condensed Consolidated Statements of Earnings (Loss) (Unaudited)

($000 except per share data)

	Three Months Ended
	Dec 31,	Sept 30,	Dec 31,
	2022	2022	2021
Revenues	$1,370,285	$1,344,570	$806,819
Costs, Expenses & Other Expense
Cost of goods sold	959,097	900,996	495,652
Internal research and development	128,791	121,084	95,328
Selling, general and administrative	274,151	280,014	117,617
Interest expense	70,904	61,889	17,062
Other expense (income), net	3,696	31,605	1,806

Total Costs, Expenses, & Other Expense	1,436,639	1,395,588	727,465

Earnings (Loss) Before Income Taxes	(66,354)	(51,018)	79,354
Income Taxes	(21,282)	(12,320)	11,697

Net Earnings (Loss)	$(45,072)	$(38,698)	$67,657

Less: Dividends on Preferred Stock	35,889	35,577	16,703

Net Earnings (Loss) Available to the Common Shareholders	$(80,961)	$(74,275)	$50,954

Basic Earnings (Loss) Per Share	$(0.58)	$(0.56)	$0.48

Diluted Earnings (Loss) Per Share	$(0.58)	$(0.56)	$0.44

Average Shares Outstanding - Basic	138,623	133,280	106,158
Average Shares Outstanding - Diluted	138,623	133,280	116,440

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Coherent Corp. and Subsidiaries

Condensed Consolidated Statements of Earnings (Loss) (Unaudited)

($000 except per share data)

	Six Months Ended
	December 31,	December 31,
	2022	2021
Revenues	$2,714,855	$1,601,930
Costs, Expenses & Other Expense
Cost of goods sold	1,860,093	984,139
Internal research and development	249,875	184,294
Selling, general and administrative	554,165	240,225
Interest expense	132,793	29,253
Other expense (income), net	35,301	(5,776)

Total Costs, Expenses, & Other Expense	2,832,227	1,432,135

Earnings (Loss) Before Income Taxes	(117,372)	169,795
Income Taxes	(33,602)	27,674

Net Earnings (Loss)	$(83,770)	$142,121

Less: Dividends on Preferred Stock	71,466	33,785

Net Earnings (Loss) Available to the Common Shareholders	$(155,236)	$108,336

Basic Earnings (Loss) Per Share	$(1.14)	$1.02

Diluted Earnings (Loss) Per Share	$(1.14)	$0.94

Average Shares Outstanding - Basic	135,951	105,960
Average Shares Outstanding - Diluted	135,951	116,144

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Coherent Corp. and Subsidiaries

Condensed Consolidated Balance Sheets (Unaudited)

($000)

	December 31,	June 30,
	2022	2022
Assets
Current Assets
Cash, cash equivalents, and restricted cash	$913,286	$2,582,371
Accounts receivable	956,674	700,331
Inventories	1,367,375	902,559
Prepaid and refundable income taxes	25,266	19,585
Prepaid and other current assets	153,799	100,346

Total Current Assets	3,416,400	4,305,192
Property, plant & equipment, net	1,875,558	1,363,195
Goodwill	4,426,841	1,285,759
Other intangible assets, net	4,028,533	635,404
Deferred income taxes	30,860	31,714
Other assets	330,702	223,582

Total Assets	$14,108,894	$7,844,846

Liabilities, Mezzanine Equity and Shareholders’ Equity
Current Liabilities
Current portion of long-term debt	$74,927	$403,212
Accounts payable	428,959	434,917
Operating lease current liabilities	39,101	27,574
Accruals and other current liabilities	589,929	401,256

Total Current Liabilities	1,132,916	1,266,959
Long-term debt	4,422,817	1,897,214
Deferred income taxes	825,904	77,259
Operating lease liabilities	146,537	110,214
Other liabilities	219,459	109,922

Total Liabilities	6,747,633	3,461,568
Total Mezzanine Equity	2,182,471	766,803
Total Shareholders’ Equity	5,178,790	3,616,475

Total Liabilities, Mezzanine Equity and Shareholders’ Equity	$14,108,894	$7,844,846

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Coherent Corp. and Subsidiaries

Condensed Consolidated Statements of Cash Flows (Unaudited)

($000)

	Six Months Ended
	December 31,
	2022	2021
Cash Flows from Operating Activities
Net cash provided by operating activities	$300,068	$240,085

Cash Flows from Investing Activities
Additions to property, plant & equipment	(245,854)	(101,689)
Purchases of businesses, net of cash acquired	(5,488,556)	—
Other investing activities	(2,261)	—

Net cash used in investing activities	(5,736,671)	(101,689)

Cash Flows from Financing Activities
Proceeds from borrowings of Term A Facility	850,000	—
Proceeds from borrowings of Term B Facility	2,800,000	—
Proceeds from borrowings of Revolving Credit Facility	65,000	—
Proceeds from issuance of Series B Preferred Shares	1,400,000	—
Payments on Finisar Notes	—	(14,888)
Payments on existing debt	(1,065,217)	(31,025)
Payments on borrowings under Revolving Credit Facility	(65,000)	—
Debt issuance costs	(126,516)	(5,639)
Equity issuance costs	(42,000)	—
Proceeds from issuance of Senior Notes	—	990,000
Proceeds from exercises of stock options and purchases of stock under employee stock plan	7,749	8,370
Payment on convertible notes	(3,561)	—
Payments in satisfaction of employees’ minimum tax obligations	(50,516)	(13,823)
Payment of dividends	(13,800)	(20,708)
Other financing activities	(582)	(1,415)

Net cash provided by financing activities	3,755,557	910,872

Effect of exchange rate changes on cash, cash equivalents, and restricted cash	16,769	8,556
Net increase (decrease) in cash, cash equivalents, and restricted cash	(1,664,277)	1,057,824
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	2,582,371	1,591,892

Cash, Cash Equivalents, and Restricted Cash at End of Period(1)	$918,094	$2,649,716

(1)	Restricted cash, non-current is included in the condensed consolidated balance sheets under ‘Other Assets’.

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Table 2

Segment Revenues, GAAP Operating Income (Loss) & Margins, and

Non-GAAP Operating Income (Loss) & Margins*

$ Millions, except %

(Unaudited)

	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2022	2022	2021	2022	2021
Revenues:(1)
Networking	$608.7	$596.6	$516.5	$1205.3	$1047.5
Materials	382.4	355.6	290.3	738.0	554.4
Lasers	379.2	392.4	—	771.6	—

Consolidated	$1,370.3	$1,344.6	$806.8	$2,714.9	$1,601.9

GAAP Operating Income (Loss):(1)
Networking	$90.0	$91.0	$50.4	$181.0	$109.9
Materials	81.5	75.3	56.5	156.8	103.3
Lasers	(163.3)	(123.8)	—	(287.1)	—
Unallocated and Other	—	—	(8.7)	—	(19.9)

Consolidated	$8.2	$42.5	$98.2	$50.7	$193.3

Non-GAAP Operating Income:(1)
Networking	$117.8	$117.7	$77.3	$235.5	$164.3
Materials	100.3	96.8	81.9	197.1	145.3
Lasers	59.7	71.9	—	131.6	—
Unallocated and Other	—	—	—	—	—

Consolidated	$277.8	$286.4	$159.2	$564.2	$309.6

GAAP Operating Margin (Loss):(1)
Networking	14.8%	15.3%	9.8%	15.0%	10.5%
Materials	21.3%	21.2%	19.5%	21.2%	18.6%
Lasers	(43.1)%	(31.5)%	NA	(37.2)%	NA
Consolidated	0.6%	3.2%	12.2%	1.9%	12.1%
Non-GAAP Operating Margin:(1)
Networking	19.4%	19.7%	15.0%	19.5%	15.7%
Materials	26.2%	27.2%	28.2%	26.7%	26.2%
Lasers	15.7%	18.3%	NA	17.1%	NA
Consolidated	20.3%	21.3%	19.7%	20.8%	19.3%

*	Amounts may not recalculate due to rounding.
(1)	Segment results for prior periods have been updated to include the movement of two businesses between Materials and Networking.

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Table 3

Reconciliation of GAAP Segment Operating Income (Loss) to

Segment Non-GAAP Operating Income (Loss)*

$ Millions

(Unaudited)

	Three Months Ended			Six Months Ended
	Dec 31, 2022	Sept 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Networking GAAP Operating Income	$90.0	$91.0	$50.4	$181.0	$109.9
Share-based compensation	8.9	10.2	9.4	19.1	19.0
Amortization of acquired intangibles	16.4	16.5	16.4	32.9	33.4
Integration and other(1)	2.5	—	1.1	2.5	2.0

Non-GAAP Networking Operating Income	$117.8	$117.7	$77.3	$235.5	$164.3

Materials GAAP Operating Income	$81.5	$75.3	$56.5	$156.8	103.3
Share-based compensation	12.8	17.2	9.3	30.0	22.5
Amortization of acquired intangibles	3.3	3.2	3.6	6.5	7.0
Integration and other(1)	2.8	1.1	1.2	3.8	1.2
Start-up costs(3)	—	—	11.3	—	11.3

Non-GAAP Materials Operating Income	$100.3	$96.8	$81.9	$197.1	$145.3

Lasers GAAP Operating Income (Loss)	$(163.3)	$(123.8)	$—	$(287.1)	$—
Share-based compensation	13.2	25.8	—	39.0	—
Amortization of acquired intangibles	85.7	62.8	—	148.5	—
Integration and other(1)	12.0	23.0	—	35.0	—
Transaction fees and financing(2)	—	38.7	—	38.7	—
Preliminary fair value adjustment on acquired inventory	112.0	45.5	—	157.5	—

Non-GAAP Lasers Operating Income	$59.7	$71.9	$—	$131.6	$—

Unallocated and Other GAAP Operating Income (Loss)	$—	$—	$(8.7)	$—	$(19.9)
Transaction fees and financing(2)	—	—	8.7	—	19.9

Non-GAAP Unallocated and Other GAAP Operating Income (Loss)	$—	$—	$—	$—	$—

Total GAAP Operating Income	$8.2	$42.5	$98.2	$50.7	$193.3

Non-GAAP Operating Income	$277.8	$286.4	$159.2	$564.2	$309.6

*	Amounts may not recalculate due to rounding.
(1)

During fiscal year 2023, Integration and Other includes one-time retention and severance payments, as well as other integration costs related to the Coherent transaction. During fiscal year 2022, Integration and other includes integration and restructuring charges from the Finisar acquisition.

(2)

Transaction fees and financing in fiscal year 2023 includes debt extinguishment costs and various fees related to closing the Coherent transaction. Transaction fees and financing in fiscal year 2022 includes incremental interest expense related to the financing for the Coherent transaction which were included as an adjustment in arriving at non-GAAP earnings through the closing of the Coherent transaction, as the associated funding was contingent on transaction close.

(3)	Start-up costs in operating expenses were related to the start-up of new devices for new customer applications.

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Table 4

Reconciliation of GAAP Measures to non-GAAP Measures*

$ Millions

(Unaudited)

	Three Months Ended			Six Months Ended
	Dec 31, 2022	Sept 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Gross profit on GAAP basis	$411.2	$443.6	$311.2	$854.8	$617.8
Share-based compensation	6.2	5.3	1.4	11.5	2.9
Amortization of acquired intangibles	15.3	47.4	9.7	62.7	19.3
Preliminary fair value adjustment on acquired inventory	112.0	45.5	—	157.5	—
Start-up costs(3)	—	—	1.2	—	1.2
Integration and other(1)	1.2	0.4	1.2	1.6	1.2

Gross profit on non-GAAP basis	$545.9	$542.2	$324.8	$1,088.1	$642.4

Internal research and development on GAAP basis	$128.8	$121.1	$95.3	$249.9	$184.3
Share-based compensation	(6.0)	(5.4)	(2.0)	(11.4)	(4.3)
Start-up costs(3)	—	—	(10.1)	—	(10.1)

Internal research and development on non-GAAP basis	$122.8	$115.7	$83.2	$238.5	$169.9

Selling, general and administrative on GAAP basis	$274.2	$280.0	$117.6	$554.2	$240.2
Share-based compensation	(22.7)	(42.5)	(15.3)	(65.2)	(34.2)
Amortization of acquired intangibles	(90.1)	(35.1)	(10.3)	(125.2)	(21.1)
Transaction fees and financing (2)	—	(38.7)	(7.9)	(38.7)	(19.9)
Integration and other(1)	(16.0)	(23.7)	(1.9)	(39.7)	(2.0)

Selling, general and administrative on non-GAAP basis	$145.4	$140.0	$82.3	$285.4	$163.1

Operating income on GAAP basis	$8.2	$42.5	$98.2	$50.7	$193.3
Share-based compensation	34.9	53.2	18.7	88.1	41.4
Amortization of acquired intangibles	105.4	82.5	20.0	187.9	40.4
Preliminary fair value adjustment on acquired inventory	112.0	45.5	—	157.5	—
Start-up costs(3)	—	—	11.3	—	11.3
Transaction fees and financing(2)	—	38.7	7.9	38.7	19.9
Integration and other(1)	17.2	24.1	3.1	41.3	3.2

Operating income on non-GAAP basis	$277.8	$286.4	$159.2	$564.2	$309.6

coherent.com | T. 724.352.4455	Page 12

Table 4

Reconciliation of GAAP Measures to non-GAAP Measures (Continued)*

$ Millions

(Unaudited)

	Three Months Ended			Six Months Ended
	Dec 31, 2022	Sept 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Interest and other (income) expense, net on GAAP basis	$74.6	$93.5	$18.9	$168.1	$23.5
Foreign currency exchange gains (losses), net	(7.3)	3.0	(0.2)	(4.3)	4.7
Integration and other(1)	—	—	(9.7)	—	(9.7)
Transaction fees and financing(2)	—	(34.8)	—	(34.8)	—

Interest and other (income) expense, net on non-GAAP basis	$67.3	$61.7	$9.0	$129.0	$18.5

Income taxes on GAAP basis	$(21.3)	$(12.3)	$11.7	$(33.6)	$27.7
Tax impact of non-GAAP measures	60.3	53.5	14.4	113.8	21.5

Income taxes on non-GAAP basis	$39.0	$41.2	$26.1	$80.2	$49.2

Net earnings (loss) on GAAP basis	$(45.1)	$(38.7)	$67.7	$(83.8)	$142.1
Share-based compensation	34.9	53.2	18.7	88.1	41.4
Amortization of acquired intangibles	105.4	82.5	20.0	187.9	40.4
Preliminary fair value adjustment on acquired inventory	112.0	45.5	—	157.5	—
Start-up costs(3)	—	—	11.3	—	11.3
Foreign currency exchange (gains) losses	7.3	(3.0)	0.2	4.3	(4.7)
Integration and other(1)	17.2	24.1	12.8	41.3	12.9
Transaction fees and financing(2)	—	73.5	7.9	73.5	19.9
Tax impact of non-GAAP measures	(60.3)	(53.5)	(14.4)	(113.8)	(21.5)

Net earnings on non-GAAP basis	$171.4	$183.6	$124.1	$355.0	$241.8

Per share data:
Net earnings (loss) on GAAP basis
Basic Earnings (Loss) Per Share	$(0.58)	$(0.56)	$0.48	$(1.14)	$1.02
Diluted Earnings (Loss) Per Share	$(0.58)	$(0.56)	$0.44	$(1.14)	$0.94
Net earnings on non-GAAP basis
Basic Earnings Per Share	$0.98	$1.11	$1.01	$2.09	$1.96
Diluted Earnings Per Share	$0.95	$1.04	$0.92	$1.99	$1.78

*	Amounts may not recalculate due to rounding.
(1)

During fiscal year 2023, Integration and other includes one-time retention and severance payments and other integration costs related to the Coherent transaction. During fiscal year 2022, Integration and other includes integration and restructuring charges from the Finisar acquisition.

(2)

Transaction fees and financing in fiscal year 2023 includes debt extinguishment costs, various fees related to closing the Coherent transaction. Transaction fees and financing in fiscal year 2022 includes incremental interest expense related to the financing for the Coherent transaction which were included as an adjustment in arriving at non-GAAP earnings through the closing of the Coherent transaction, as the associated funding was contingent on transaction close.

(3)	Start-up costs in operating expenses were related to the start-up of new devices for new customer applications.

coherent.com | T. 724.352.4455	Page 13

Table 5

Reconciliation of GAAP Net Income (Loss), EBITDA and Adjusted EBITDA*

$ Millions

(Unaudited)

	Three Months Ended			Six Months Ended
	Dec 31, 2022	Sept 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Net earnings (loss) on GAAP basis	$(45.1)	$(38.7)	$67.7	$(83.8)	$142.1
Income taxes	(21.3)	(12.3)	11.7	(33.6)	27.7
Depreciation and amortization	169.9	147.3	71.0	317.2	140.7
Interest expense	70.9	61.9	17.1	132.8	29.3

EBITDA (1)	$174.4	$158.2	$167.4	$332.6	$339.8

EBITDA margin	12.7%	11.8%	20.7%	12.3%	21.2%
Preliminary fair value adjustment on acquired inventory	112.0	45.5	—	157.5	—
Share-based compensation	34.9	53.2	18.7	88.1	41.4
Foreign currency exchange (gains) losses	7.3	(3.0)	0.2	4.3	(4.7)
Start-up costs	—	—	11.3	—	11.3
Transaction fees and financing(4)	—	73.5	7.9	73.5	19.9
Integration and other(3)	17.2	24.1	5.6	41.3	5.6

Adjusted EBITDA (2)	$345.8	$351.5	$211.0	$697.3	$413.2

Adjusted EBITDA margin	25.2%	26.1%	26.1%	25.7%	25.8%

*	Amounts may not recalculate due to rounding.
(1)	EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization.
(2)

Adjusted EBITDA excludes non-GAAP adjustments for share-based compensation, certain one-time restructuring, integration, and transaction expenses, debt extinguishment charges, start-up costs, and the impact of foreign currency exchange gains and losses.

(3)

During fiscal year 2023, Integration and other includes one-time retention and severance payments, and other integration costs related to the Coherent transaction. During fiscal year 2022, Integration and other includes integration and restructuring charges from the Finisar acquisition.

(4)	Transaction fees and financing includes debt extinguishment costs and various fees related to closing the Coherent transaction.

coherent.com | T. 724.352.4455	Page 14

Table 6

GAAP Earnings Per Share Calculation*

$ Millions

(Unaudited)

	Three Months Ended			Six Months Ended
	Dec 31, 2022	Sept 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Numerator
Net earnings (loss)	$(45.1)	$(38.7)	$67.7	$(83.8)	$142.1
Deduct Series A preferred stock dividends	(6.9)	(6.9)	(6.9)	(13.8)	(13.8)
Deduct Series B redeemable preferred dividends	(29.0)	(28.7)	(9.8)	(57.7)	$(20.0)

Basic earnings (loss) available to common shareholders	$(81.0)	$(74.3)	$51.0	$(155.2)	$108.3

Effect of dilutive securities:
Add back interest on convertible notes	$—	$—	$0.6	$—	$1.1

Diluted earnings (loss) available to common shareholders	$(81.0)	$(74.3)	$51.5	$(155.2)	$109.4

Denominator
Weighted average shares	138.6	133.3	106.2	136.0	106.0
Effect of dilutive securities:
Common stock equivalents	—	—	3.0	—	2.9
Convertible notes	—	—	7.3	—	7.3

Diluted weighted average common shares	138.6	133.3	116.4	136.0	116.1

Basic earnings (loss) per common share	$(0.58)	$(0.56)	$0.48	$(1.14)	$1.02

Diluted earnings (loss) per common share	$(0.58)	$(0.56)	$0.44	$(1.14)	$0.94

*	Amounts may not recalculate due to rounding.

coherent.com | T. 724.352.4455	Page 15

Table 7

Non-GAAP Earnings Per Share Calculation*

$ Millions

(Unaudited)

	Three Months Ended			Six Months Ended
	Dec 31, 2022	Sept 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Numerator
Net earnings on non-GAAP basis	$171.4	$183.6	$124.1	$355.0	$241.8
Deduct Series A preferred stock dividends	(6.9)	(6.9)	(6.9)	(13.8)	(13.8)
Deduct Series B redeemable preferred dividends	(29.0)	(28.7)	(9.8)	(57.7)	(20.0)

Basic earnings available to common shareholders	$135.5	$148.1	$107.4	$283.6	$208.0

Effect of dilutive securities:
Add back interest on convertible notes	$—	$0.4	$0.6	$0.3	$1.1
Add back Series A preferred stock dividends	6.9	6.9	6.9	13.8	13.8

Diluted earnings available to common shareholders	$142.4	$155.3	$114.9	$297.7	$222.9

Denominator
Weighted average shares	138.6	133.3	106.2	136.0	106.0
Effect of dilutive securities:
Common stock equivalents	0.9	1.5	3.0	1.2	2.9
Convertible notes	0.0	4.5	7.3	2.2	7.3
Series A Mandatory Convertible Preferred Stock	10.7	9.6	8.9	10.1	8.9

Diluted weighted average common shares	150.2	148.8	125.4	149.5	125.1

Basic earnings per common share on non-GAAP basis	$0.98	$1.11	$1.01	$2.09	$1.96

Diluted earnings per common share on non-GAAP basis	$0.95	$1.04	$0.92	$1.99	$1.78

*	Amounts may not recalculate due to rounding.

coherent.com | T. 724.352.4455	Page 16

Table 8

Example EPS Calculations (1)

$ Millions

	Hypothetical Earnings Level for Q3 FY23
Non-GAAP net earnings	$143.0	$155.0	$166.0	$200.0
Deduct Series B redeemable preferred dividends	(29.2)	(29.2)	(29.2)	—

Non-GAAP net earnings available to common shareholders	$113.8	$125.8	$136.8	$200.0

Diluted weighted average common shares	151.7	151.7	151.7	178.2
Diluted earnings per common share on non-GAAP basis	$0.75	$0.83	$0.90	$1.12

(1)

The Company does not provide reconciliations of the hypothetical non-GAAP net earnings and hypothetical diluted non-GAAP EPS presented in this table. This table contains purely hypothetical figures, which are provided solely to illustrate how the Company would calculate diluted non-GAAP EPS under different factual scenarios.

CONTACT:

Mary Jane Raymond

Treasurer and Chief Financial Officer

investor.relations@coherent.com

https://www.coherent.com/company/investor-relations

coherent.com | T. 724.352.4455	Page 17